UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2017

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 One Williams Center, Tulsa, Oklahoma 74172

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: 855-979-2012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On January 12, 2017, RKI Exploration & Production, LLC (the “Buyer”), a Delaware limited liability company and a subsidiary of WPX Energy, Inc., entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Panther Energy Company II, LLC, a Delaware limited liability company doing business under the trade name Panther Exploration, LLC in Texas (“Panther”) and CP2 Operating, LLC, a Delaware limited liability company (“Carrier” and, together with Panther, the “Sellers”). On March 10, 2017, the Buyer, pursuant to the terms and conditions of the Purchase Agreement, completed the purchase from the Sellers of certain oil and gas leases, lands, mineral fee interests, wells, easements, surface fee interests and all equipment, personal property, fixtures, inventory, vehicles and improvements located on or used in connection with the foregoing (including, without limitation, wellhead equipment, telemetry equipment, pumps, pipelines and gathering systems) located in Reeves, Loving, Ward and Winkler Counties, Texas for $775,000,000 in cash, subject to adjustment as provided for in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and which is incorporated by reference herein. Pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules have been omitted from Exhibit 2.1. The registrant will furnish a copy of any omitted exhibit and schedule to the Securities and Exchange Commission upon request.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Purchase and Sale Agreement, dated as of January 12, 2017, by and among RKI Exploration & Production, LLC, Panther Energy Company II, LLC and CP2 Operating, LLC.

*	All schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX ENERGY, INC.
Date: March 13, 2017

	By:	/s/ Stephen E. Brilz
	Name:	Stephen E. Brilz
	Title:	Vice President and Corporate Secretary

Exhibit Index

Exhibit No.	Description

2.1*	Purchase and Sale Agreement, dated as of January 12, 2017, by and among RKI Exploration & Production, LLC, Panther Energy Company II, LLC and CP2 Operating, LLC.

*	All schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.